SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          ----------------------

                                 FORM 8-A12G

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                           MILK BOTTLE CARDS INC.
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           (Exact name of registrant as specified in its charter)

         Nevada                                        20-1904354
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(State of incorporation or                          (I.R.S. Employer
       organization)                             Identification Number)

     127 East 18th Ave., Vancouver
        British Columbia, Canada                       V5V 1E4
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(Address of principal executive offices)              (Zip Code)
           executive offices)


                  SECURITIES TO BE REGISTERED PURSUANT TO
                         SECTION 12(b) OF THE ACT:

Title of each class                        Name of each exchange on which
to be registered                           each class is to be registered
-------------------                        ------------------------------
      None


                  SEC Registration File No.  333-124304
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Securities Act registration statement file number to which this form relates


                 SECURITIES TO BE REGISTERED PURSUANT TO
                        SECTION 12(g) OF THE ACT:

                 Common Stock, par value $.001 per share
                 ---------------------------------------
                             Title of Class

Item 1.  Description of Registrant's Securities to be Registered.

The description of the Registrant's Common Stock and the description of the anti-takeover effects of the charter and by-laws of the Registrant included under the caption "Description of Securities" set forth in the Prospectus contained in the Registration Statement on Form SB-2 of the Registrant (Registration No. 333-124304, filed with the Securities and Exchange Commission on April 25, 2005 (the "Original Filing"), as further amended from time to time (collectively, the "Registration Statement"), is incorporated herein by reference.

Item 2.  Exhibits.

     3.1 Articles of incorporation of Registrant (incorporated by reference herein from Exhibit 3.1 to Form SB-2, Registration No. 333-124304)

     3.2 By-laws of Registrant (incorporated by reference herein from Exhibit 4 to Form SB-2, Registration No. 333-124304)

     4.1  Specimen stock certificate


                                   SIGNATURE
                                   ---------
Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 Mile Bottle Cards Inc., Registrant

July 25, 2005                    By: /s/ Nicole Milkovich
                                 ------------------------------------
                                 Nicole Milkovich, President, CEO,
                                 Treasurer, CFO, Principal Accounting
                                 Officer, Secretary and Chairman of
                                 the Board